Exhibit 21.1

Subsidiaries of

Ladder Capital Corp

Exact Name of Subsidiaries of Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Holding Companies

Ladder Capital Finance Holdings LLLP	Delaware

Ladder Capital Insurance LLC (parent of Tuebor Captive Insurance Company LLC)	Delaware

Ladder Midco LLC	Delaware

Ladder Member Corporation	Delaware

Ladder Midco II LLC	Delaware

Ladder Midco III LLC	Delaware

Regulated Subsidiaries

Ladder Capital Adviser LLC	Delaware

LCR Income I GP LLC	Delaware

Ladder Capital Securities LLC	Delaware

Tuebor Captive Insurance Company LLC	Michigan

Lending/Real Estate Debt-Related Subsidiaries

Ladder Capital Finance LLC	Delaware

Ladder Capital Finance I LLC	Delaware

Ladder Capital Finance II LLC	Delaware

Ladder Capital Finance III LLC	Delaware

Ladder Capital Finance IV LLC	Delaware

Ladder Capital Finance Portfolio II LLC	Delaware

Ladder Capital Realty II LLC	Delaware

LC Carmel Retail LLC	Delaware

LCR Income I LP LLC	Delaware

Ladder Capital Realty Income Partnership I LP	Delaware

LCR Income Finance I LLC	Delaware

LCRIP Finance I LP	Delaware

LCR Income Finance II LLC	Delaware

LCRIP Finance II LP	Delaware

Ladder Capital Realty Finance ERF Parent LLC	Delaware

Ladder Capital Finance Revolver I LLC	Delaware

Ladder Capital Finance Revolver I Parent LLC	Delaware

Securities Subsidiaries

Ladder Capital Finance Portfolio LLC	Delaware

Ladder Capital Realty CMBS IV LLC	Delaware

Exact Name of Subsidiaries of Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Real Estate/Real Estate-Related Subsidiaries

Ladder Capital CRE Equity LLC	Delaware

Grace Lake JV, LLC	Delaware

Grace Lake Mezz, LLC	Delaware

Grace Lake, LLC	Delaware

IOP JV LLC	Delaware

IOP JV Member LLC	Delaware

LACCBSC LLC	Delaware

LACSVGA LLC	Delaware

Ladder Grace Lake Member LLC	Delaware

LAS Jonesboro LLC	Delaware

LAS Mt Juliet LLC	Delaware

LAS Wichita LLC	Delaware

LBW Mooresville LLC	Delaware

LBW Portfolio I LLC	Delaware

LBW Saratoga LLC	Delaware

LBW Sennett LLC	Delaware

LBW Tilton LLC	Delaware

LBW Vineland LLC	Delaware

LBW Waldorf LLC	Delaware

LBWNDMA LLC	Delaware

LBWNDMA LLC	Delaware

LBWPIMA LLC	Delaware

LDG Yulee LLC	Delaware

LDGDSFL LLC	Delaware

LDGMBFL LLC	Delaware

LDGOCFL LLC	Delaware

LDGSSFL LLC	Delaware

Lingerfelt Office Properties LLC	Delaware

LVT JV LLC	Delaware

LVT JV Member LLC	Delaware

LVT Owner LLC	Delaware

Exact Name of Subsidiaries of Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

LWAG Abingdon LLC	Delaware

LWAG Aiken LLC	Delaware

LWAG Durant LLC	Delaware

LWAG Gallatin LLC	Delaware

LWAG Greenwood AR LLC	Delaware

LWAG Johnson City LLC	Delaware

LWAG Millbrook LLC	Delaware

LWAG Mount Airy LLC	Delaware

LWAG Ooltewah LLC	Delaware

LWAG Palmview LLC	Delaware

LWAGDVGA LLC	Delaware

LWAGEKMD LLC	Delaware

LWAGLBGA LLC	Delaware

LWAGLXSC LLC	Delaware

LWAGSBSC LLC	Delaware

LWAGTPMS LLC	Delaware

ONP JV LLC	Delaware

ONP JV Member LLC	Delaware

ONP Owner LLC	Delaware

ONP Rooftop JV LLC	Delaware

ONP Rooftop JV Member LLC	Delaware

Other Subsidiaries

Ladder Capital Finance Corporation (Co-Issuer of Corporate Debt)	Delaware

Ladder Capital Commercial Mortgage Securities LLC (Depositor for Single Asset Securitization)	Delaware

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